Exhibit 10.23

Amendment to the Contract of the Chinese-Foreign Equity Joint Venture Inner Mongolia Sunrise Petroleum Co. Ltd.,
Promissory Note, by and between Beijing Jin Run Hang Da Technology Company Ltd. and Inner Mongolia Production Company (HK) Ltd., dated December 31, 2009, and
Promissory Note, by and between Inner Mongolia Sunrise Petroleum Co. Ltd. and Inner Mongolia Production Company (HK) Ltd., dated December 31, 2009

AMENDMENT TO THE CONTRACT OF
THE CHINESE-FOREIGN EQUITY JOINT VENTURE
INNER MONGOLIA SUNRISE PETROLEUM CO. LTD.
AND
PROMISSORY NOTE

THIS AMENDMENT TO THE CONTRACT OF THE CHINESE-FOREIGN EQUITY JOINT VENTURE INNER MONGOLIA SUNRISE PETROLEUM CO. LTD. AND PROMISSORY NOTE, dated as of December 31, 2009 (this “Amendment”), by and between BEIJING JIN RUN HANG DA TECHNOLOGY COMPANY LTD (“BJHTC”) and INNER MONGOLIA PRODUCTION COMPANY (HK) LTD (“IMPCO HK”), amends (i) that certain Contract of the Chinese-Foreign Equity Joint Venture Inner Mongolia Sunrise Petroleum Co. Ltd., dated October 25, 2006 (the “JV Agreement”), and (ii) that certain Promissory Note, dated November 14, 2006, as amended September 12, 2008, issued by BJHTC to IMPCO HK (as amended, the “Promissory Note”).  Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the JV Agreement.

WITNESSETH

A. BJHTC and IMPCO HK (the “Parties”) entered into the JV Agreement which sets forth the terms and conditions of the Parties’ Chinese-foreign joint venture Inner Mongolia Sunrise Petroleum Co. Ltd. (“Sunrise”), a joint venture company 97% owned by IMPCO HK and 3% owned by BJHTC, including provisions regarding Sunrise’s business purpose and scope, governance and management, the obligations of the Parties with respect to Sunrise and their respective  investment amounts, and other customary provisions.

B. In connection with the capitalization of Sunrise, IMPCO HK loaned the principal sum of RMB 3,143,308.44 to BJHTC (“BJHTC Loan”), and BJHTC promised to repay to IMPCO HK the same, to be used by BJHTC to meet its obligations to transfer paid in capital to Sunrise, which funds were to be used by Sunrise to fund various operations to be carried out by Sunrise.

C. The BJHTC Loan was documented through the Promissory Note, which Promissory Note matures on November 14, 2014 and is repayable only through BJHTC’s share of profits derived through its ownership in Sunrise.

D. At the time of formation of Sunrise, IMPCO HK and its parent company, Pacific Asia Petroleum, Inc. (“PAP”), intended to enter into contracts for crude oil trading and to aggressively grow other business opportunities through Sunrise as PAP’s sole business entity that could conduct the contemplated operations in China at such time, which planned operations required that PAP, through IMPCO HK, contribute significant capital to Sunrise to bring the equity ownership ratio of Sunrise to 3% BJHTC and 97% IMPCO HK.

E. During 2006 and 2007, a number of capital contributions from both IMPCO HK and BJHTC were made into Sunrise, without regard for Sunrise’s registered capital limits, and which resulted in BJHTC’s equity ownership share of Sunrise to equal more than 3% of the registered capital of Sunrise, in part based on the expectation that IMPCO HK would later provide additional capital to Sunrise to maintain its intended 97% equity ownership share of Sunrise as agreed upon between the Parties.

F. Because no operations have commenced to date under Sunrise and Sunrise currently has accumulated losses, and because PAP has commenced other ventures in China through other entities, the Parties no longer believe there is a need to capitalize Sunrise at its current level and desire to amend the JV Agreement, the Promissory Note, and their respective obligations with respect to Sunrise in order to realign the capital to be consistent with the Parties’ intended 97% IMPCO HK and 3% BJHTC Sunrise equity ownership allocation, reduce the capital allocated to BJHTC, and reduce BJHTC’s obligations to IMPCO HK under the Promissory Note.

NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Parties agree as follows:

Section 1.1                      Adjustment of Sunrise Recorded Capital to Registered Capital.  The Parties hereby agree to adjust the recorded capital of Sunrise to the registered capital under Chinese law, and the corresponding shares of Sunrise issued to each of the Parties, as follows:

Party	Sunrise Paid-In Capital Pre-Adjustment (RMB)	Paid-In Capital Adjustment Amount (RMB)	Sunrise Paid-In Capital Post-Adjustment (RMB)	Sunrise Equity Ownership Interest Post-Adjustment
IMPCO HK	11,816,858.00	(176,858.00)	11,640,000.00	97%
BJHTC	3,143,308.44	(2,783,308.44)	360,000.00	3%
TOTAL:	14,960,166.44	(2,960,166.44)	12,000,000.00	100%

Section 1.2                      Amendment and Replacement of Promissory Note.                                                                                                The Parties hereby amend the Promissory Note to reduce the principal amount owned by BJHTC to IMPCO HK thereunder to RMB 360,000.00 and to eliminate interest payable on the prior and revised principal, to be documented through the entry into a successor promissory note attached hereto as Exhibit A (the “BJHTC Promissory Note”), which reduction reflects the adjustment of the BJHTC share capital in Sunrise as set forth in Section 1.1 above.

Section 1.3                      Entry into Sunrise Promissory Note.                                                                The Parties hereby agree that the total excess capital for both IMPCO HK and BJHTC in the amount of RMB 2,960,166.44, which is equal to the sum of reduced principal amount of RMB 2,783,308.44 under the BJHTC Promissory Note as set forth in Section 1.2 above and RMB 176,858.00, be reclassified as a note payable on demand due from Sunrise to IMPCO HK, to be documented through the entry into the promissory note attached hereto as Exhibit B (the “Sunrise Promissory Note”).

Section 1.4                      Entire Agreement; Continued Validity.                                                                            Except as expressly set forth in this Amendment, all other provisions of the JV Agreement, as amended to date, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

BEIJING JIN RUN HANG DA TECHNOLOGY COMPANY LTD

By: /s/ Li Jin Hou
Name: Li Jin Hou
Title: Legal Representative

INNER MONGOLIA PRODUCTION
COMPANY (HK) LTD

By: /s/ Richard C. Grigg
Name: Richard C. Grigg
Title: Director

EXHIBIT A

BJHTC PROMISSORY NOTE

PROMISSORY NOTE

RMB 360,000.00	December 31, 2009

FOR VALUE RECEIVED, BEJING JIN RUN HANG DA TECHNOLOGY COMPANY LTD (“Obligor”) hereby promises to pay to the order of INNER MONGOLIA PRODUCTION COMPANY (HK) LTD and its successors, assigns, and subsequent holders of this Note (“Holder”), in lawful money of the United States of America, or lawful money of the People’s Republic of China (at Holder’s choice), at such place as Holder may from time to time designate, the principal sum of RMB 360,000.00 (RMB Three Hundred Sixty Thousand), less all banking charges incurred, or such lesser amount as shall equal the outstanding principal amount hereof, together with and any and all costs of collection, all in accordance with the following provisions.  All unpaid principal, together with any other amounts payable hereunder, shall be due and payable on November 14, 2014 (the “Maturity Date”).

1. Unpaid principal on this Note shall be payable at maturity.

2. This Note may be prepaid in whole or in part at any time without penalty or premium.  All payments hereunder shall be applied first to any costs and expenses of enforcement and collection, then to principal.

3. Obligor hereby agrees to pay all costs and expenses, including reasonable attorneys’ fees, incurred by Holder and arising out of the collection of any amounts due hereunder or the enforcement of any rights provided for herein.

4. Reserved.

5. This Note shall be governed by and construed in accordance with the laws of the State of New York.  The parties agree that any State District Court or United States District Court located in New York shall have exclusive jurisdiction over any case or controversy arising hereunder, and shall be the proper forum in which to adjudicate such case or controversy.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Obligor and Holder have executed this Note as of the day and year first written above.

OBLIGOR:

BEJING JIN RUN HANG DA TECHNOLOGY COMPANY LTD
By: /s/ Li Jin Hou
Name: Li Jin Hou
Title: Legal Representative

HOLDER:

INNER MONGOLIA PRODUCTION
COMPANY (HK) LTD
By: /s/ Richard C. Grigg
Name: Richard C. Grigg
Title: Director

EXHIBIT B

SUNRISE PROMISSORY NOTE

PROMISSORY NOTE

RMB 2,960,166.44	December 31, 2009

FOR VALUE RECEIVED, INNER MONGOLIA SUNRISE PETROLEUM CO. LTD (“Obligor”) hereby promises to pay to the order of INNER MONGOLIA PRODUCTION COMPANY (HK) LTD and its successors, assigns, and subsequent holders of this Note (“Holder”), in lawful money of the United States of America, or lawful money of the People’s Republic of China (at Holder’s choice), at such place as Holder may from time to time designate, the principal sum of RMB 2,960,166.44 (RMB Two Million Nine Hundred Sixty Thousand One Hundred Sixty Six and Forty Four Cents), less all banking charges incurred, or such lesser amount as shall equal the outstanding principal amount hereof, together with and any and all costs of collection, all in accordance with the following provisions.  All unpaid principal, together with any other amounts payable hereunder, shall be due and payable on upon demand by the Holder (the “Maturity Date”).

1.  Unpaid principal on this Note shall be payable at maturity.

2. This Note may be prepaid in whole or in part at any time without penalty or premium.  All payments hereunder shall be applied first to any costs and expenses of enforcement and collection, then to principal.

3. Obligor hereby agrees to pay all costs and expenses, including reasonable attorneys’ fees, incurred by Holder and arising out of the collection of any amounts due hereunder or the enforcement of any rights provided for herein.

4. Reserved.

5. This Note shall be governed by and construed in accordance with the laws of the State of New York.  The parties agree that any State District Court or United States District Court located in New York shall have exclusive jurisdiction over any case or controversy arising hereunder, and shall be the proper forum in which to adjudicate such case or controversy.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Obligor and Holder have executed this Note as of the day and year first written above.

OBLIGOR:

INNER MONGOLIA SUNRISE PETROLEUM CO. LTD
By:  /s/ Frank C. Ingriselli
Name:  Frank C. Ingriselli
Title:  Director

HOLDER:

INNER MONGOLIA PRODUCTION
COMPANY (HK) LTD
By: /s/ Richard C. Grigg
Name: Richard C. Grigg
Title: Director

AGREED AND ACKNOWLEDGED BY OBLIGOR EQUITY HOLDERS:

BEIJING JIN RUN HANG DA TECHNOLOGY COMPANY LTD
By: /s/ Li Jin Hou
Name: Li Jin Hou
Title: Legal Representative

INNER MONGOLIA PRODUCTION
COMPANY (HK) LTD
By: /s/ Richard C. Grigg
Name: Richard C. Grigg
Title: Director